EXHIBIT 99

NEWS RELEASE
For Immediate Release

CNT REPORTS SECOND QUARTER RESULTS

Results In Line with Previously Released Expectations

MINNEAPOLIS, MN. August 17, 2004 — CNT (NASDAQ: CMNT), the global expert in storage networking solutions, today reported financial results for the second quarter ended July 31, 2004. Second quarter revenue totaled $77.2 million, compared to $94.9 million in the second quarter of 2003. Revenue and operating results for the second quarter and six months of 2004 and 2003 include the acquisition of Inrange Technologies on May 5, 2003.

On the basis of generally accepted accounting principles (GAAP), the company reported a net loss for the second quarter of 2004 of $12.1 million, or $.44 per share, compared to a net loss of $25.8 million, or $.96 per share, in the second quarter of 2003. On a pro forma basis, the company reported a net loss of $5.5 million, or $.20 per share, in the second quarter, compared to a net profit of $863,000, or $.03 per share, in the year-ago quarter. Pro forma results for the second quarter of 2004 and 2003 exclude $1.7 million of intangibles amortization related to our acquisition of Inrange, and losses from discontinued operations in 2004 and 2003 of $370,000 and $437,000, respectively. Pro forma results for the second quarter of 2004 exclude a $331,000 restructuring charge and stock compensation expenses of $507,000. Pro forma results for the second quarter of 2003 exclude a $19.7 million charge for purchased in-process research and development and $5.0 million of integration charges related to our acquisition of Inrange. Pro forma net results for the second quarter of 2004 and 2003 include income taxes at a 34% effective rate, compared to GAAP tax rates for the second quarter of 2004 and 2003 of a negative 8% and a negative 1%, respectively. A reconciliation of GAAP to pro forma results for the second quarter and first six months of 2004 and 2003 can be found in the attached schedules.

CNT Corporation

6000 Nathan Lane North  Minneapolis, Minnesota 55442
Tel: U.S. 800-638-8324  International 763-268-6000  Fax: 763-268-6800

“Our results for the second quarter of 2004 were very disappointing, as noted in our August 5th, 2004 second quarter earnings guidance release. In response to industry and company trends, we have quickly realigned our resources around key CNT offerings, including the UltraNet Multi-Service Director (UMD), and have adjusted our expense levels to reflect the current outlook for our markets. These adjustments have reduced our anticipated level of quarterly expenses by approximately $7.5 million. Included in the expense actions is a reduction in workforce of approximately 220 employees and consultants, along with a reduction in other discretionary expenses. While painful, the employee lay-offs were a necessary reaction to changing conditions in our markets. Taking these actions will also allow us to bring on additional resources in the future for the UMD,” commented Tom Hudson, CNT’s President, Chairman, and CEO.

“We anticipate that our third quarter results will include a restructuring charge related to our expense reduction actions of approximately $3.5-$4.5 million, primarily for severance and facility closures. We may also incur an additional charge in the third quarter for impairment of goodwill and other long-lived assets” added Greg Barnum, CNT’s vice president of finance and CFO.

Conference Call Information
CNT will conduct a webcast and conference call for analysts and investors beginning at 4:30 pm Central Daylight Time, 5:30 pm Eastern Daylight Time on August 17, 2004. The webcast is available through CNT’s web site at http://www.cnt.com/cnt/financials/. To participate via telephone, dial 212-896-6169 and ask for the CNT Second Quarter Earnings Call. A one-week webcast replay will be available at http://www.cnt.com/cnt/financials/. A two-day telephone replay will be available at 800-633-8284 or 402-977-9140; enter 21204873# at the reservation number prompt.

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About CNT
CNT is the expert in today’s most cost-effective and reliable storage networking solutions. For over 20 years, businesses around the world have depended on us to improve business efficiency, increase data availability and manage their business-critical information. CNT applies its technology, products and expertise in open storage networking architecture and business continuity to help companies build end-to-end solutions consisting of analysis, planning and design, multi-vendor integration, implementation and ongoing remote management of the SAN or storage infrastructure. For more information, visit CNT’s web site at http://www.cnt.com or call 763-268-6000.

All brand names and product names are trademarks or registered trademarks of their respective companies.

For Additional Information, Contact:
Greg Barnum, VP of finance & CFO	Jennifer Weidauer, CNT Public Relations
763-268-6110; greg_barnum@cnt.com	763-268-8367; jennifer_weidauer@cnt.com

Certain statements in this press release and in documents we have filed with the Securities and Exchange Commission, and oral statements made by or with the approval of our executive officers contain “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about our anticipated receipt of orders and their impact on quarterly sales, business strategy, expectations regarding future revenue levels, timing of and plans for the introduction or phase-out of products or services, enhancements of existing products or services, plans for hiring additional personnel, entering into strategic partnerships, and other plans, objectives, expectations and intentions that are not historical fact.

The words “may,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential” or “continue” and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of certain risk factors, including but not limited to (i) competitive factors, including pricing pressures, (ii) variability in quarterly sales, (iii) economic trends in various geographic markets, including changes in IT spending levels; (iv) relationships with our strategic partners; (v) unanticipated risks associated with introducing new products and features; (vi) technological change affecting our products (vii) adverse judgments in present and future litigation; (viii) our ability to maintain market acceptance of our products; (ix) our ability to anticipate end user needs; (x) dependence on sole source and limited source suppliers (xi) our ability to retain and attract key personnel; (xii) the existence of undetected errors in our products; (xiii) our ability to protect our intellectual property and defend against infringement claims; (xiv) variability in gross profit caused by sales mix and other factors (xv) receipt of anticipated orders; (xvi) actual expenses meeting anticipated levels; (xvii) the timing or amount of any restructuring or goodwill impairment charge, and (xviii) other events and other important factors disclosed previously and from time to time in our filings with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward-looking statements. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

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CNT
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended		Six months ended
	July 31,		July 31,
	2004	2003	2004	2003
Revenue:
Product sales	$44,564	$63,489	$108,239	$97,893
Service fees	32,600	31,390	65,162	49,316

Total revenue	77,164	94,879	173,401	147,209

Cost of revenue:
Cost of product sales	26,145	39,244	64,327	60,878
Cost of service fees	19,063	18,400	39,818	28,486

Total cost of revenue	45,208	57,644	104,145	89,364

Gross profit	31,956	37,235	69,256	57,845

Operating Expenses:
Sales and marketing	23,570	24,616	47,296	38,822
Engineering and development	13,901	12,025	27,058	17,945
General and administrative	4,593	5,266	8,095	7,822
In-process research and development charge	—	19,706	—	19,706

Total operating expenses	42,064	61,613	82,449	84,295

Loss from operations	(10,108)	(24,378)	(13,193)	(26,450)

Other income (expense):
Net gain on sale of marketable securities	—	—	—	747
Other, net	(748)	(719)	(1,570)	(766)

Other income (expense), net	(748)	(719)	(1,570)	(19)

Loss before income taxes	(10,856)	(25,097)	(14,763)	(26,469)

Provision for income taxes	913	288	1,188	998

Loss from continuing operations	(11,769)	(25,385)	(15,951)	(27,467)

Discontinued operations, net of tax	(370)	(437)	(714)	(437)

Net loss	$(12,139)	$(25,822)	$(16,665)	$(27,904)

Basic & diluted loss per share:
Continuing operations	$(0.42)	$(0.94)	$(0.58)	$(1.02)

Discontinued operations	$(0.01)	$(0.02)	$(0.03)	$(0.02)

Net loss	$(0.44)	$(0.96)	$(0.60)	$(1.03)

Shares	27,768	26,979	27,685	26,973

CNT
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	July 31,
	2004	January 31,
	(unaudited)	2004
Assets
Current assets:
Cash and cash equivalents	$59,768	$75,267
Marketable securities	11,730	2,219
Receivables, net	75,086	99,815
Inventories	45,785	29,976
Other current assets	5,123	4,400

Total current assets	197,492	211,677

Property and equipment, net	43,738	40,313
Field support spares, net	12,372	11,951
Goodwill	105,086	105,203
Other intangibles, net	29,743	33,225
Deferred tax asset	285	872
Other assets	14,105	9,140

	$402,821	$412,381

Liabilities and Shareholders’ Equity

Current liabilities:
Accounts payable	$47,063	$47,696
Accrued liabilities	35,986	43,733
Customer deposits	13,662	—
Deferred revenue	44,532	47,058
Current installments of obligations under capital lease	2,670	1,619

Total current liabilities	143,913	140,106

Convertible subordinated debt	125,000	125,000
Obligations under capital lease, less current installments	6,439	4,468

Total liabilities	275,352	269,574

Shareholders’ equity:
Preferred Stock	—	—
Common stock, $.01 par value; authorized 100,000 shares, issued and outstanding 27,921 at July 31, 2004 and 27,501 at January 31, 2004	279	275
Additional paid-in capital	191,085	187,652
Unearned compensation	(1,754)	(319)
Accumulated deficit	(63,664)	(46,999)
Accumulated other comprehensive income	1,523	2,198

Total shareholders’ equity	127,469	142,807

	$402,821	$412,381

CNT
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended		Six months ended
	July 31,		July 31,
	2004	2003	2004	2003
Revenue:
Product sales	$44,564	$63,489	$108,239	$97,893
Service fees	32,600	31,390	65,162	49,316

Total revenue	77,164	94,879	173,401	147,209

Cost of revenue:
Cost of product sales	25,090	35,966	62,217	57,600
Cost of service fees	19,006	18,276	39,761	28,231

Total cost of revenue	44,096	54,242	101,978	85,831

Gross profit	33,068	40,637	71,423	61,378

Operating Expenses:
Sales and marketing	22,595	22,808	45,713	36,856
Engineering and development	13,829	11,682	26,986	17,602
General and administrative	4,251	4,121	7,753	6,654

Total operating expenses	40,675	38,611	80,452	61,112

Income (loss) from operations	(7,607)	2,026	(9,029)	266

Other income (expense), net	(748)	(719)	(1,570)	(19)

Income (loss) before income taxes	(8,355)	1,307	(10,599)	247

Provision (benefit) for income taxes	(2,841)	444	(3,604)	84

Net income (loss)	$(5,514)	$863	$(6,995)	$163

Basic income (loss) per share:
Net income (loss)	$(0.20)	0.03	$(0.25)	$0.01

Shares	27,768	26,979	27,685	26,973

Diluted income (loss) per share:
Net income (loss)	$(0.20)	$0.03	$(0.25)	$0.01

Shares	27,768	27,857	27,685	27,765

CNT
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended			Three months ended
	July 31, 2004			July 31, 2003
		Pro Forma				Pro Forma
	As Reported	Adjustments	Pro forma	As Reported		Adjustments	Pro forma
Revenue:
Product sales	$44,564	$—	$44,564	$63,489		$—	$63,489
Service fees	32,600	—	32,600	31,390		—	31,390

Total revenue	77,164	—	77,164	94,879		—	94,879

Cost of revenue:
Cost of product sales	26,145 (1)	(1,055)	25,090	39,244	(6)	(3,278)	35,966
Cost of service fees	19,063 (2)	(57)	19,006	18,400	(8)	(124)	18,276

Total cost of revenue	45,208	(1,112)	44,096	57,644		(3,402)	54,242

Gross profit	31,956	1,112	33,068	37,235		3,402	40,637

Operating expenses:
Sales and marketing	23,570 (3)	(975)	22,595	24,616	(9)	(1,808)	22,808
Engineering and development	13,901 (2)	(72)	13,829	12,025	(8)	(343)	11,682
General and administrative	4,593 (2)	(342)	4,251	5,266	(8)	(1,145)	4,121
In-process research and development charge	—	—	—	19,706	(4)	(19,706)	—

Total operating expenses	42,064	(1,389)	40,675	61,613		(23,002)	38,611

Income (loss) from operations	(10,108)	2,501	(7,607)	(24,378)		26,404	2,026

Other income (expense), net	(748)	—	(748)	(719)		—	(719)

Income (loss) before income taxes	(10,856)	2,501	(8,355)	(25,097)		26,404	1,307

Provision (benefit) for income taxes	913 (5)	(3,754)	(2,841)	288	(5)	156	444

Income (loss) from continuing operations	(11,769)	6,255	(5,514)	(25,385)		26,248	863

Discontinued operations, net of tax	(370) (7)	370	—	(437	) (7)	437	—

Net income (loss)	$(12,139)	$6,625	$(5,514)	$(25,822)		$26,685	$863

Basic income (loss) per share:
Continuing operations	$(0.42)	$0.23	$(0.20)	$(0.94)		$0.97	$0.03

Discontinued operations	$(0.01)	$0.01	$—	$(0.02)		$0.02	$—

Net income (loss)	$(0.44)	$0.24	$(0.20)	$(0.96)		$0.99	$0.03

Shares	27,768	27,768	27,768	26,979		26,979	26,979

Diluted income (loss) per share:
Continuing operations	$(0.42)	$0.23	$(0.20)	$(0.94)		$0.97	$0.03

Discontinued operations	$(0.01)	$0.01	$—	$(0.02)		$0.02	$—

Net income (loss)	$(0.44)	$0.24	$(0.20)	$(0.96)		$0.99	$0.03

Shares	27,768	27,768	27,768	26,979		26,979	27,857

(1)	Amortization expense related to the developed technology from the Inrange acquisition

(2)	Non-cash stock compensation expense

(3)	Amortization expense related to the customer list and trademarks from the Inrange acquisition of $608, severance related to restructuring of $331, and non-cash stock compensation expense of $36.

(4)	In-process research and development charge related to the Inrange acquisition.

(5)	Reflects income tax expense at a 34% effective rate.

(6)	Write-down of inventory resulting from integration of CNT and Inrange product offerings of $1,607, amortization expense related to developed technology from Inrange of $1,055, plus Inrange integration expenses of $616, primarily severance.

(7)	Discontinued operations — ERP consulting practice

(8)	Integration costs related to the Inrange acquisition, primarily wages and severance.

(9)	Amortization expense related to the customer list and trademarks from the Inrange acquisition of $608, plus integration costs related to the Inrange acquistion of $1,200, primarily wages and severance.

CNT
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Six months ended				Six months ended
	July 31, 2004				July 31, 2003
			Pro Forma				Pro Forma
	As Reported		Adjustments	Pro forma	As Reported		Adjustments	Pro forma
Revenue:
Product sales	$108,239		$—	$108,239	$97,893		$—	$97,893
Service fees	65,162		—	65,162	49,316		—	49,316

Total revenue	173,401		—	173,401	147,209		—	147,209

Cost of revenue:
Cost of product sales	64,327	(1)	(2,110)	62,217	60,878	(6)	(3,278)	57,600
Cost of service fees	39,818	(2)	(57)	39,761	28,486	(8)	(255)	28,231

Total cost of revenue	104,145		(2,167)	101,978	89,364		(3,533)	85,831

Gross profit	69,256		2,167	71,423	57,845		3,533	61,378

Operating expenses:
Sales and marketing	47,296	(3)	(1,583)	45,713	38,822	(9)	(1,966)	36,856
Engineering and development	27,058	(2)	(72)	26,986	17,945	(10)	(343)	17,602
General and administrative	8,095	(2)	(342)	7,753	7,822	(11)	(1,168)	6,654
In-process research and development charge	—		—	—	19,706	(4)	(19,706)	—

Total operating expenses	82,449		(1,997)	80,452	84,295		(23,183)	61,112

Income (loss) from operations	(13,193)		4,164	(9,029)	(26,450)		26,716	266

Other income (expense), net	(1,570)		—	(1,570)	(19)		—	(19)

Income (loss) before income taxes	(14,763)		4,164	(10,599)	(26,469)		26,716	247

Provision (benefit) for income taxes	1,188	(5)	(4,792)	(3,604)	998	(5)	(914)	84

Income (loss) from continuing operations	(15,951)		8,956	(6,995)	(27,467)		27,630	163

Discontinued operations, net of tax	(714	) (7)	714	—	(437)	(7)	437	—

Net income (loss)	$(16,665)		$9,670	$(6,995)	$(27,904)		$28,067	$163

Basic income (loss) per share:
Continuing operations	$(0.58)		$0.32	$(0.25)	$(1.02)		$1.02	$0.01

Discontinued operations	$(0.03)		$0.03	$—	$(0.02)		$0.02	$—

Net income (loss)	$(0.60)		$0.35	$(0.25)	$(1.03)		$1.04	$0.01

Shares	27,685		27,685	27,685	26,973		26,973	26,973

Diluted income (loss) per share:
Continuing operations	$(0.58)		$0.32	$(0.25)	$(1.02)		$1.02	$0.01

Discontinued operations	$(0.03)		$0.03	$—	$(0.02)		$0.02	$—

Net income (loss)	$(0.60)		$0.35	$(0.25)	$(1.03)		$1.04	$0.01

Shares	27,685		27,685	27,685	26,973		26,973	27,765

(1)	Amortization expense related to the developed technology from the Inrange acquisition

(2)	Non-cash stock compensation expense.

(3)	Amortization expense related to the customer list and trademarks from the Inrange acquisition of $1,216, severance related to restructuring of $331, and non-cash stock compensation expense of $36.

(4)	In-process research and development charge related to the Inrange acquisition.

(5)	Reflects income tax expense at a 34% effective rate.

(6)	Write-down of inventory resulting from integration of CNT and Inrange product offerings of $1,607, amortization expense related to developed technology from Inrange of $1,055, plus Inrange integration expenses of $616, primarily severance.

(7)	Discontinued operations — ERP consulting practice

(8)	Integration expense related to the Inrange acquisition of $124, primarily wages and severance, plus earn-out related to the Bi-Tech acquisition of $131.

(9)	Amortization expense related to the customer list and trademarks from the Inrange acquisition of $608, integration costs related to the Inrange acquistion of $1,200, primarily wages and severance, and earn-out related to the Bi-Tech acquisition of $158.

(10)	Integration costs related to the Inrange acquisition, primarily wages and severance.

(11)	Integration costs related to the Inrange acquistion, primarily wages and severance of $1,145, plus earn-out related to the Bi-Tech acquisition of $23.